EXHIBIT 10.25

VIGNETTE CORPORATION

INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

(AS AMENDED JANUARY 26, 2001; OCTOBER 31, 2001; MARCH 20, 2002; JULY 15, 2004 AND

DECEMBER 27, 2005)

SECTION 9. RIGHTS NOT TRANSFERABLE	7

SECTION 10. NO RIGHTS AS AN EMPLOYEE	7

SECTION 11. NO RIGHTS AS A STOCKHOLDER	8

SECTION 12. SECURITIES LAW REQUIREMENTS.	8

SECTION 13. STOCK OFFERED UNDER THE PLAN	8
(a) Authorized Shares	8
(b) Anti-Dilution Adjustments	8
(c) Reorganizations	9

SECTION 14. AMENDMENT OR DISCONTINUANCE.	9

SECTION 15. SPECIAL RULES OR PROCEDURES.	9

SECTION 16. DEFINITIONS	10
(a) Board	10
(b) Code	10
(c) Committee	10
(d) Common Stock	10
(e) Contribution Period	10
(f) Corporation	10
(g) Compensation	10
(h) Corporate Reorganization	10
(i) Eligible Employee	10
(j) Exchange Act	11
(k) Fair Market Value	11
(l) International Plan	11
(m) IPO	11
(n) Offering Period	11
(o) Participant	11
(p) Participating Corporation	11
(q) Plan Account	11
(r) Purchase Price	11
(s) Subsidiary	11
(t) U.S. Plan	12

APPENDIX A RULES FOR PARTICIPANTS RESIDENT IN AUSTRALIA	1

VIGNETTE CORPORATION

INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE OF THE PLAN.

The International Plan was adopted by the Board on September 9, 1998, to be effective as of the date of the IPO, and was amended on January 26, 2001, October 31, 2001, March 20, 2002, July 15, 2004, and December 27, 2005. The purpose of the International Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Corporation by purchasing Common Stock from the Corporation on favorable terms and to pay for such purchases through payroll deductions. The International Plan is not intended to qualify under Section 423 of the Code.

SECTION 2. ADMINISTRATION OF THE PLAN.

(a) Committee Composition. The International Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Corporation, who shall be appointed by the Board.

(b) Committee Responsibilities. The Committee shall interpret the International Plan and make all other policy decisions relating to the operation of the International Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the International Plan. The Committee’s determinations under the International Plan shall be final and binding on all persons.

SECTION 3. ENROLLMENT AND PARTICIPATION.

(a) Offering Periods. While the International Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. Beginning at the IPO, the Offering Periods shall consist of the 24-month periods commencing on each February 15 and August 15, except that the first Offering Period shall commence on the date of the IPO and end on February 14, 2001. Beginning February 25, 2001, the Offering Periods shall commence on each February 1 and August 1, the Offering Period beginning February 25, 2001 shall end on January 31, 2003. Beginning February 1, 2006, the Offering Periods shall consist of the 12-month periods commencing on each February 1 and August 1.

(b) Contribution Periods. While the International Plan is in effect, two Contribution Periods shall commence in each calendar year. Beginning at the IPO, the Contribution Periods shall consist of the six-month periods commencing on each February 15 and August 15, except that the first Contribution Period shall commence on the date of the IPO and end on August 14, 1999. Beginning February 25, 2001, the Contribution Periods shall commence on each February 1 and August 1; the period beginning February 25, 2001 shall end on July 31, 2001.

(c) Enrollment. Any individual who, on the day prior to the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the International Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Corporation at the prescribed location not later than one business day prior to the commencement of such Offering Period. Each time the Participant disposes of shares acquired under the International Plan, the Participant shall promptly notify the Corporation.

(d) Duration of Participation. Once enrolled in the International Plan, a Participant shall continue to participate in the International Plan until he or she ceases to be an Eligible Employee, withdraws from the International Plan under Section 5(a) or reaches the end of the Contribution Period in which his or her employee contributions were discontinued under Section 4(d) or 8(b). A Participant who discontinued employee contributions under Section 4(d) or withdrew from the International Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above. A Participant whose employee contributions were discontinued automatically under Section 8(b) shall automatically resume participation at the beginning of the earliest Contribution Period ending in the next calendar year, if he or she then is an Eligible Employee.

(e) Applicable Offering Period. For purposes of calculating the Purchase Price under Section 7(b), the applicable Offering Period shall be determined as follows:

(i) Once a Participant is enrolled in the International Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under subsection (d) above or (C) re-enrollment for a subsequent Offering Period under Paragraph (ii) or (iii) below.

(ii) In the event that the Fair Market Value of the Common Stock on the last trading day before the commencement of the Offering Period for which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

(iii) Any other provision of the International Plan notwithstanding, the Corporation (at its sole discretion) may determine prior to the commencement of any new Offering Period that all Participants shall be re-enrolled for such new Offering Period.

(iv) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

SECTION 4. EMPLOYEE CONTRIBUTIONS.

(a) Frequency of Payroll Deductions. A Participant may purchase shares of Common Stock under the International Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the International Plan.

(b) Amount of Payroll Deductions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Common Stock under all employee stock purchase plans maintained by the Corporation or its subsidiaries. Such portion shall be a whole percentage of the Eligible Employee’s Compensation, from 0% to 15% or such lesser percentage established by the Committee from time to time. Notwithstanding the foregoing, effective for Offering Periods commencing on or after February 1, 2006, such portion shall be a whole percentage of the Eligible Employee’s Compensation, from 1% to 15% or such lesser percentage established by the Committee from time to time. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the International Plan shall be collected in the currency in which the Eligible Employee is paid his Compensation. Any changes or fluctuations in the exchange rate at which the currency collected from the Participant through such payroll deductions is converted into U.S. Dollars on each purchase date under the International Plan shall be borne solely by the Participant.

(c) Changing Withholding Rate. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Corporation at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after such form has been received by the Corporation. The new withholding rate shall be a whole percentage of the Eligible Employee’s Compensation, from 0% to 15%. Notwithstanding the foregoing, effective for Offering Periods commencing on or after February 1, 2006, (i) the new withholding rate shall be a whole percentage of the Eligible Employee’s Compensation, from 1% to 15%; (ii) a Participant may decrease his withholding rate during a current Contribution Period by filing a new enrollment form with the Corporation at the prescribed location; and (iii) a Participant will not be permitted to increase his withholding rate during a Contribution Period but may increase his withholding rate for the next Contribution Period by filing a new enrollment form with the Corporation at the prescribed location during the month prior to the commencement of the next Contribution Period for such Offering Period.

(d) Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Corporation at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Corporation. (In addition, employee contributions may be discontinued automatically pursuant to Section 8(b).) A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Corporation at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after such form has been received by the Corporation. Effective for Offering Periods commencing on or after February 1, 2006, any Participant who has elected during a Contribution Period to discontinue employee contributions entirely shall be deemed to have elected to withdraw from the Plan in accordance with Section 5.

(e) Limit on Number of Elections. Participants may make changes to their contribution percentage under Subsection (c) or (d) above any number of times during any Contribution Period, subject to the Committee’s discretion to establish limits periodically.

SECTION 5. WITHDRAWAL FROM THE PLAN.

(a) Withdrawal. A Participant may elect to withdraw from the International Plan by filing the prescribed form with the Corporation at the prescribed location at any time before the last day of a Contribution Period. Effective for Offering Periods commencing on or after February 1, 2006, a Participant will be deemed to have elected to withdraw from the Plan if the Participant elects to discontinue employee contributions entirely in accordance with Section 4(d). As soon as reasonably practicable after the Participant has elected, or has been deemed to have elected, to withdraw from the Plan, payroll deductions shall cease and the entire amount credited to the Participant’s Plan Account shall be refunded to him or her in cash in the currency in which the Participant is paid, without interest. No partial withdrawals shall be permitted.

(b) Re-Enrollment After Withdrawal. A former Participant who has withdrawn from the International Plan shall not be a Participant until he or she re-enrolls in the International Plan under Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 6. CHANGE IN EMPLOYMENT STATUS.

(a) Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the International Plan under Section 5(a). (A transfer from one Participating Corporation to another shall not be treated as a termination of employment.)

(b) Leave of Absence. For purposes of the International Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Corporation in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

(c) Death. In the event of the Participant’s death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant’s estate. Such form shall be valid only if it was filed with the Corporation at the prescribed location before the Participant’s death.

SECTION 7. PLAN ACCOUNTS AND PURCHASE OF SHARES.

(a) Plan Accounts. The Corporation shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant’s Compensation under the International Plan, such amount shall be credited to the Participant’s Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Corporation’s general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

(b) Purchase Price. The Purchase Price for each share of Common Stock purchased at the close of a Contribution Period shall be the lower of:

(i) 85% of the Fair Market Value of such share on the last trading day in such Contribution Period; or

(ii) 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 3(e)) or, in the case of the first Offering Period under the International Plan, 85% of the price at which one share of Common Stock is offered to the public in the IPO.

(c) Number of Shares Purchased. As of the last day of each Contribution Period, each Participant shall be deemed to have elected to purchase the number of shares of Common Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the International Plan in accordance with Section 5(a). On the last U.S. business day of each Contribution Period, the payroll deductions, in the currency in which collected from the Participant, shall be converted into U.S. Dollars at the exchange rate in effect for that day. The amount then in the Participant’s Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Corporation with the funds in the Participant’s Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 200 shares [post-split] of Common Stock with respect to any Contribution Period nor more than the amounts of Common Stock set forth in Sections 8(b) and 13(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

(d) Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during a Contribution Period exceeds the maximum number of shares remaining available for issuance under Section 13(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

(e) Issuance of Common Stock. Certificates representing the shares of Common Stock purchased by a Participant under the International Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Contribution Period, except that the

Committee may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property. The Committee may impose such restrictions on the transfer or resale of issued shares as it may deem advisable.

(f) Unused Cash Balances. An amount remaining in the Participant’s Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant’s Plan Account to the next Contribution Period. Any amount remaining in the Participant’s Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 8(b) or Section 13(a) shall be refunded to the Participant in cash in the currency in which the Participant is paid, without interest.

SECTION 8. LIMITATIONS ON STOCK OWNERSHIP.

(a) Five Percent Limit. Unless the Board elects to waive this provision, no Participant shall be granted a right to purchase Common Stock under the International Plan if such Participant, immediately after his or her election to purchase such Common Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Corporation or any parent or Subsidiary of the Corporation. For purposes of this Subsection (a), the following rules shall apply:

(i) Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

(ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

(iii) Each Participant shall be deemed to have the right to purchase no more than 200 shares of Common Stock under this International Plan with respect to each Contribution Period.

(b) Dollar Limit. Any other provision of the International Plan notwithstanding, no Participant shall purchase Common Stock under the International Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Corporation or any Subsidiary, exceeds $25,000 in Fair Market Value (or such other limit as may be imposed by the Code) for each calendar year in which the Participant participates in the applicable Offering Period (the “Dollar Limit”). The Dollar Limit shall be applied as follows:

(i) In the case of Common Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased (under this International Plan and all other employee stock purchase plans of the Corporation or any parent or Subsidiary of the Corporation) but only to the extent allocable to the current calendar year Dollar Limit.

(ii) In the case of Common Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased (under this International Plan and all other employee stock purchase plans of the Corporation or any parent or Subsidiary of the Corporation) but only to the extent allocable to the Dollar Limit for the current calendar year and the immediately preceding calendar year.

(iii) In the case of Common Stock purchased during an Offering Period that commenced in the second preceding calendar year, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased (under this International Plan and all other employee stock purchase plans of the Corporation or any parent or Subsidiary of the Corporation) but only to the extent allocable to the Dollar Limit for the current calendar year and the two preceding calendar years.

Shares purchased under this International Plan and all other employee stock purchase plans of the Corporation or any parent or Subsidiary of the Corporation shall be allocated to the earliest calendar year Dollar Limit available. The provisions of this Subsection (b) shall be construed to maximize the number of shares a Participant may purchase within the limitations of Treas. Regulation Section 1.423-2(i) and not to be more limiting than that Regulation. For purposes of this Subsection (b), the Fair Market Value of Common Stock shall be determined in each case as of the beginning of the Offering Period in which such Common Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Common Stock under the International Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Contribution Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 9. RIGHTS NOT TRANSFERABLE.

The rights of any Participant under the International Plan, or any Participant’s interest in any Common Stock or moneys to which he or she may be entitled under the International Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the International Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the International Plan under Section 5(a).

SECTION 10. NO RIGHTS AS AN EMPLOYEE.

Nothing in the International Plan or in any right granted under the International Plan shall confer upon the Participant any right to continue in the employ of a Participating Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Corporations or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 11. NO RIGHTS AS A STOCKHOLDER.

A Participant shall have no rights as a stockholder with respect to any shares of Common Stock that he or she may have a right to purchase under the International Plan until such shares have been purchased on the last day of the applicable Contribution Period.

SECTION 12. SECURITIES LAW REQUIREMENTS.

Shares of Common Stock shall not be issued under the International Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Corporation’s securities may then be traded. In order to reflect any restrictions on disposition of the shares acquired under the International Plan, the stock certificates for the purchased shares may be endorsed with one or more restrictive legends.

SECTION 13. STOCK OFFERED UNDER THE PLAN.

(a) Authorized Shares. The aggregate number of shares of Common Stock available for purchase in the aggregate over the term of the International Plan and the U.S. Plan shall be 450,000•(pre-split), subject to adjustment pursuant to this Section 13. Share issuances under the U.S. Plan shall reduce on a share-for-share basis the number of shares available for issuance under this International Plan. In addition, the number of shares of Common Stock available for purchase under the International Plan shall automatically increase by (A) the lesser of (i) 2% of the total number of shares of Common Stock then outstanding or (ii) 450, 000•( pre-split) shares on January 1, 2000, January 1, 2001, and January 1, 2002, or (B) such lesser number determined by the Board or Compensation Committee each year.

(b) Anti-Dilution Adjustments. The aggregate number of shares of Common Stock offered under the International Plan, the number of shares by which the share reserve is to increase each calendar year, the 200-share limitation described in Section 7(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation, the distribution of the shares of a Subsidiary to the Corporation’s stockholders or a similar event. The 200-share limitation described in Section 7(c) shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation, the distribution of the shares of a Subsidiary to the Corporation’s stockholders or a similar event only to the extent that the Committee expressly provides for such an adjustment.

•	Reflects a 2 for 1 stock split effected November 1999, a 3 for 1 stock split effected April 2000, and a 1 for 10 reverse stock split effected June 20, 2005.

(c) Reorganizations. Any other provision of the International Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Offering Period and Contribution Period then in progress shall terminate and shares shall be purchased pursuant to Section 7, unless the International Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The International Plan shall in no event be construed to restrict in any way the Corporation’s right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 14. AMENDMENT OR DISCONTINUANCE.

The Board shall have the right to amend, suspend or terminate the International Plan at any time and without notice. Except as provided in Section 13, any increase in the aggregate number of shares of Common Stock to be issued under the International Plan shall be subject to approval by a vote of the stockholders of the Corporation. In addition, any other amendment of the International Plan shall be subject to approval by a vote of the stockholders of the Corporation to the extent required by an applicable law or regulation. The Board approved an amendment to the International Plan on October 31, 2001 to clarify the operation of the $25,000 limitation of Section 8(b), decrease the per-person share limit of Section 8(a), limit the automatic operation of the adjustment provisions of Section 13(b) in the case of the per-person share limit, and permit enrollment with a contribution percentage of 0% to be effective upon approval by the Board. On March 20, 2002, the Board approved an amendment to the Plan’s Limit on Number of Elections specified in Section 4(e); participants may make changes to their contribution percentage under Section 4(c) or (d) any number of times during any Contribution Period, subject to the Committee’s discretion to establish limits periodically. On July 15, 2004, the Board amended the Plan as specified in Appendix A, so that the Plan would be in compliance with applicable regulations of the Australian Securities and Investment Commission. On December 27, 2005, the Board approved amendments to decrease the Offering Period length to 12-months for any Offering Period commencing on or after February 1, 2006; to limit the ability to increase withholding rates during an Offering Period to the month prior to the commencement of the next Contribution Period with such increase effective for the next Contribution Period; to change the minimum contribution percentage to 1%; and to provide for automatic withdrawal of the Participant upon the Participant’s election during a Contribution Period to discontinue employee contributions entirely.

SECTION 15. SPECIAL RULES OR PROCEDURES.

Notwithstanding any provision to the contrary in this International Plan, the Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of payroll deductions, making of contributions to the International Plan

(including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates which vary with local requirements.

SECTION 16. DEFINITIONS.

(a) “Board” means the Board of Directors of the Corporation, as constituted from time to time.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Committee” means a committee of the Board, as described in Section 2.

(d) “Common Stock” means the common stock of the Corporation.

(e) “Contribution Period” means a six-month period during which contributions may be made toward the purchase of Common Stock under the International Plan, as determined pursuant to Section 3(b).

(f) “Corporation” means Vignette Corporation, a Delaware corporation.

(g) “Compensation” means (i) the total compensation paid in cash to a Participant by a Participating Corporation, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under section 401(k) or 125 of the Code. “Compensation” shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

(h) “Corporate Reorganization” means:

(i) The consummation of a merger or consolidation of the Corporation with or into another entity or any other corporate reorganization; or

(ii) The sale, transfer or other disposition of all or substantially all of the Corporation’s assets or the complete liquidation or dissolution of the Corporation.

(i) “Eligible Employee” means any employee of a Participating Corporation who is not a U.S. citizen or is a U.S. citizen working abroad who is not paid in U.S. currency, if his or her customary employment is for more than five months per calendar year and for more than 20 hours per week. The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the International Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the International Plan.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” means the market price of Common Stock, determined by the Committee as follows:

(i) If the Common Stock was traded on the Nasdaq National Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq National Market;

(ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

(iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal or as reported directly to the Corporation by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons.

(l) “International Plan” means this Vignette Corporation International Employee Stock Purchase Plan, as it may be amended from time to time.

(m) “IPO” means the initial offering of Common Stock to the public pursuant to a registration statement filed by the Corporation with the Securities and Exchange Commission.

(n) “Offering Period” means a 24-month period with respect to which the right to purchase Common Stock may be granted under the International Plan, as determined pursuant to Section 3(a); provided, however, that effective for Offering Periods commencing on or after February 1, 2006, “offering period” means a 12-month period with respect to which the right to purchase Common Stock may be granted under the Plan, as determined pursuant to Section 3(a).

(o) “Participant” means an Eligible Employee who elects to participate in the International Plan, as provided in Section 3(c).

(p) “Participating Corporation” means (i) the Corporation and (ii) each present or future Subsidiary designated by the Committee as a Participating Corporation.

(q) “Plan Account” means the account established for each Participant pursuant to Section 7(a).

(r) “Purchase Price” means the price at which Participants may purchase Common Stock under the International Plan, as determined pursuant to Section 7(b).

(s) “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(t) “U.S. Plan” means the Corporation’s employee stock purchase plan for employees of the Corporation who are resident in the United States.

APPENDIX A

RULES FOR PARTICIPANTS RESIDENT IN AUSTRALIA

The following terms and conditions will apply in the case of Participants who reside in or are otherwise subject to the laws of Australia.

SECTION 1. PLAN ACCOUNTS AND PURCHASE OF SHARES

Notwithstanding Section 7(a) of the International Plan and pursuant to the provisions of Section 15 of the International Plan, amounts deducted from Participants’ Compensation under the International Plan will be held by a Participating Corporation in trust for Participants in an account with an Australian bank which is established and kept by the Participating Corporation only for the purpose of depositing deductions from Participants’ Compensation made in accordance with the International Plan and any other money paid by Participants for purchasing shares of Common Stock under the International Plan. Such contributions may not be commingled with any Participating Corporation’s general assets and applied to general corporate purposes. Such contributions placed into the bank account as set forth herein will not be required to bear interest, but to the extent the account bears interest, all Participants’ contributions will bear interest at the same rate. Where a Participant withdraws from the International Plan, any such interest on their contributions will be repaid to the Participant with the refund of their contributions. Contributions will remain in such account until they can be used for the purchase of shares of Common Stock in accordance with and pursuant to the International Plan.